UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2008

PLURIS ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-25579

(Commission File Number)

87-0571853

(IRS Employer Identification No.)

Suite 2703 – 550 Pacific Street, Vancouver, British Columbia V6Z 3G2 Canada

(Address of principal executive offices and Zip Code)

604.607.1677

Registrant's telephone number, including area code

10777 Westheimer, Suite 1100, Houston, TX 77042-3462

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of our company’s ongoing commitment to increase its bench of management with South American industry experts, we accepted the resignation on January 24, 2008 of Mr. Brian Fiddler, Chief Financial Officer. Mr. Fiddler will be pursuing other business ventures that fit more within the scope of his interests while our company pursues recruiting a new Chief Financial Officer with expertise in the international oil and gas arena and specifically with experience pursuant to the undertakings of the Argentine E&P sector. Mr. Fiddler will continue accounting functions on behalf of our company during this transitional period. We wish to thank Mr. Fiddler for his contributions during his tenure with our company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURIS ENERGY GROUP INC.

By: /s/ Sacha H. Spindler

Sacha H. Spindler

Dated: January 31, 2008

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